SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 19—SUBSEQUENT EVENTS
On March 26, 2021, MG Holdings II amended the Credit Agreement to provide for a $400 million delayed draw term loan (“Delayed Draw Term Loan”), the proceeds of which could have been used only to finance a portion of the consideration for the acquisition of Hyperconnect, Inc. (“Hyperconnect”). MG Holdings II paid a ticking fee, starting May 11, 2021, on the Delayed Draw Term Loan, in an amount equal to the commitment fee for the Credit Facility. The Delayed Draw Term Loan bears interest in accordance with the consolidated net leverage ratio pricing grid applicable to borrowings under the Credit Facility.
On June 9, 2021, the plaintiffs in Sean Rad et al. v. IAC/InterActiveCorp and Match Group, Inc. filed a Note of Issue and Certificate of Readiness for Trial in which they amended the amount of damages they are claiming to “[m]ore than $5.6 billion.” We believe that the allegations against Former Match Group and Match Group in this lawsuit are without merit and will continue to defend vigorously against them.
On June 17, 2021, the Company completed the acquisition of Hyperconnect. The purchase price of $1.75 billion was paid in the form of $884 million of cash, utilizing cash on hand; the issuance of 5.9 million shares of Match Group common stock (determined based on a deemed issue price of $141.73); and a $23 million of withholding taxes to be paid on behalf of the sellers in the third quarter of 2021. 2.4 million shares issued in the transaction are subject to restrictions on transfer set forth in the definitive Share Purchase Agreement. As of June 17, 2021, the Delayed Draw Term Loan is no longer available to the Company.